UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2008

CYPRESS BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-12943	22-2389839
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

4350 Executive Drive, Suite 325, San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)
(858) 452-2323
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.01 Completion of Acquisition or Disposition of Assets.
This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Cypress Bioscience, Inc. (“Cypress”) with the Securities and Exchange Commission (“SEC”) on March 5, 2008 (the “March 8-K”) related to Cypress’ acquisition of Proprius, Inc. (“Proprius”) to include required financial statements of an acquired business, required pro forma financial information and related exhibits. The information previously reported in the March 8-K is hereby incorporated by reference into this Form 8-K/A.
Item 9.01   Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited financial statements of Proprius as of December 31, 2007 and 2006 and for the years ended December 31, 2007 and 2006, and for the period from May 25, 2005 (inception) to December 31, 2007 are attached hereto as Exhibit 99.1 and are incorporated by reference in their entirety herein.
(b) Unaudited Pro Forma Financial Information.
The following unaudited pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2 and is incorporated by reference in its entirety herein:
(i) Unaudited pro forma combined condensed balance sheet as of December 31, 2007.
(ii) Unaudited pro forma combined condensed statement of operations for the year ended December 31, 2007 and three months ended March 31, 2008.
(iii) Notes to unaudited pro forma combined condensed financial statements.
(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 23, 2008, by and among Cypress Bioscience, Inc., Propel Acquisition Sub, Inc., Proprius, Inc. and Michael J. Walsh, as the Stockholders’ Representative (incorporated by reference to Exhibit 2.1 to the Form 8-K filed on March 5, 2008).

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited financial statements of Proprius, Inc. as of December 31, 2007 and December 31, 2006 and for the years ended December 31, 2007 and 2006, and for the period from May 25, 2005 (inception) to December 31, 2007.

99.2	Unaudited pro forma combined condensed balance sheet as of December 31, 2007 and statement of operations for the year ended December 31, 2007 and three months ended March 31, 2008 and the notes thereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Bioscience, Inc.

May 19, 2008 Date	By:	/s/ Sabrina Martucci Johnson Sabrina Martucci Johnson
EVP, COO and CFO

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 23, 2008, by and among Cypress Bioscience, Inc., Propel Acquisition Sub, Inc., Proprius, Inc. and Michael J. Walsh, as the Stockholders’ Representative (incorporated by reference to Exhibit 2.1 to the Form 8-K filed on March 5, 2008).

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited financial statements of Proprius, Inc. as of December 31, 2007 and December 31, 2006 and for the years ended December 31, 2007 and 2006, and for the period from May 25, 2005 (inception) to December 31, 2007.

99.2	Unaudited pro forma combined condensed balance sheet as of December 31, 2007 and statement of operations for the year ended December 31, 2007 and three months ended March 31, 2008 and the notes thereto.